                                                                   EXHIBIT 23.1

                     CONSENT OF PRICEWATERHOUSECOOPERS LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in the registration statements of The Colonial BancGroup, Inc. listed below of our report dated February 26, 1999 on our audits of the consolidated financial statements of The Colonial BancGroup, Inc. and Subsidiaries, as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, which report is incorporated by reference in this annual report on Form 10-K for the year ended December 31, 1998.

                      Registration Statements on Form S-3
                             Registration Numbers:
                             33-5665             333-25463
                            33-62071

                      Registration Statements on Form S-4
                             Registration Numbers:
                           333-26537             333-57763
                           333-32163             333-57935
                           333-39267             333-59403
                           333-39277             333-61875
                           333-39283             333-64721
                           333-50415             333-71841

                      Registration Statements on Form S-8
                             Registration Numbers:
                             2-89959              33-63347
                            33-11540              33-78118
                            33-13376             333-10475
                            33-41036             333-11255
                            33-47770             333-71841

                     Post-Effective Amendment No. 2 on Form
                   S-8 to Registration Statements on Form S-4
                             Registration Numbers:

                           333-14703             333-16481
                           333-14883             333-20291

/s/ PricewaterhouseCoopers LLP

Montgomery, Alabama
March 5, 1998




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